EXHIBIT 10.8

ESCROW AGREEMENT
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      THIS ESCROW  AGREEMENT  (this  "AGREEMENT") is made and entered into as of March 15, 2003, by CYBERLUX  CORPORATION,  a Nevada  corporation  (the "COMPANY");  CORNELL CAPITAL PARTNERS,  LP, a Delaware limited  partnership (the "INVESTOR");  BUTLER GONZALEZ LLP (the  "INVESTOR'S  COUNSEL");  and FIRST UNION NATIONAL BANK, a national  banking  association,  as Escrow Agent hereunder (the "ESCROW AGENT").

 BACKGROUND
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      WHEREAS,  the Company and the Investor have entered into an Equity Line of Credit  Agreement (the "EQUITY LINE OF CREDIT  AGREEMENT")  dated as of the date hereof, pursuant to which the Investor will purchase the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"),  at a price per share equal to the  Purchase  Price,  as that  term is  defined  in the  Equity  Line of Credit Agreement,  for an  aggregate  price of up to  $10,000,000.  The Equity  Line of Credit Agreement  provides that on each Advance Date the Investor,  as that term is defined in the Equity  Line of Credit  Agreement,  shall  deposit the Advance pursuant  to the Advance  Notice in a  segregated  escrow  account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which  shall be  purchased  by the  Investor  as set forth in the Equity Line of Credit  Agreement,  with  the  Investor's  Counsel,  in order  to  effectuate  a disbursement  to  the  Company  of  the  Advance  by  the  Escrow  Agent  and  a disbursement  to the  Investor of the shares of the  Company's  Common  Stock by Investor's  Counsel at a closing  to be held as set forth in the Equity  Line of Credit Agreement (the "CLOSING").

      WHEREAS,  Escrow Agent has agreed to accept,  hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

      WHEREAS,  Investor's Counsel has agreed to accept,  hold, and disburse the shares of the  Company's  Common  Stock  which  have been  deposited  with it in accordance with the terms of this Agreement.

      WHEREAS,  in order to  establish  the escrow of funds and shares to effect the provisions of the Equity Line of Credit  Agreement,  the parties hereto have entered into this Agreement.

      NOW THEREFORE,  in consideration of the foregoing,  it is hereby agreed as follows:

      1.  DEFINITIONS.   The  following terms  shall have  the  following meanings when used herein:

          a. "ESCROW  FUNDS"  shall mean the Advance  funds  deposited  with the Escrow Agent pursuant to this Agreement.

          b. "JOINT WRITTEN  DIRECTION" shall mean a written direction  executed by the  Investor  and the Company  directing  Escrow  Agent to disburse all or a portion  of the  Escrow  Funds or to take or  refrain  from  taking  any  action pursuant to this Agreement.

          c. "COMMON  STOCK  JOINT  WRITTEN  DIRECTION"  shall  mean  a  written direction executed by the Investor and the Company directing  Investor's Counsel to disburse all or a portion of the shares of the  Company's  Common Stock or to refrain from taking any action pursuant to this Agreement.

      2.  APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT AND INVESTOR'S COUNSEL.
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          a. The Investor and the Company  hereby  appoint Escrow Agent to serve as Escrow Agent  hereunder.  Escrow Agent hereby accepts such  appointment  and, upon receipt by wire transfer of the Escrow Funds in  accordance  with Section 3 below,  agrees to hold,  invest and disburse the Escrow Funds in accordance with this Agreement.

          b. The Investor and the Company hereby appoint  Investor's  Counsel to serve as the holder of the shares of the  Company's  Common Stock which shall be purchased by the Investor.  Investor's  Counsel hereby accepts such  appointment and, upon receipt via D.W.A.C or the certificates  representing of the shares of the Company's  Common Stock in accordance  with Section 3 below,  agrees to hold and disburse the shares of the Company's  Common Stock in  accordance  with this Agreement.

      3.  CREATION OF ESCROW ACCOUNT/COMMON STOCK ACCOUNT.
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          a. On or prior to the date of this  Agreement  the Escrow  Agent shall establish  an escrow  account  for the deposit of the Escrow  Funds  entitled as follows: Cyberlux Corporation/Cornell  Capital Partners,  LP The Investor will wire funds to the account of the Escrow Agent as follows:

BANK:                                                     First Union National Bank of New Jersey

ROUTING #:                                           031201467

ACCOUNT #:                                         2020000659170

NAME ON ACCOUNT:                        Butler Gonzalez LLP/First Union as  Escrow Agent

NAME ON SUB-ACCOUNT:               Cyberlux Corporation/Cornell  Capital Partners, LP Escrow account

REFERENCE SUB-ACCOUNT #:        1672-02

ATTN:                                                     Robert Mercado (732) 452-3005
                                                                  Carmela Agugliaro (732) 452-3005

NOTE:                                                      Only wire transfers shall be accepted.

          b. On or prior to the date of this Agreement  Investor's Counsel shall establish an account for the D.W.A.C. of the shares of Common Stock. The Company will D.W.A.C.  shares of the Company's Common Stock to the account of Investor's Counsel as follows:

BROKERAGE FIRM:                  Investec Ernst & Co.
ACCOUNT #:                              400-07595
DTC #:                                          0233
NAME ON ACCOUNT:            Butler Gonzalez LLP Escrow Account

      4.  DEPOSITS INTO THE ESCROW ACCOUNT.  The  Investor  agrees that it shall promptly  deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

      5.  DISBURSEMENTS FROM THE ESCROW ACCOUNT.
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          a.  At  such  time  as  Escrow  Agent  has   collected  and  deposited instruments  of payment in the total  amount of the Advance  and the  Investor's Counsel has received such Common Stock via D.W.A.C from the Company which are to be issued to the  Investor  pursuant  to the  Equity  Line of Credit  Agreement, Investor's  Counsel shall notify the Company and the Investor.  The Escrow Agent will  continue to hold such funds  until the  Investor  and Company  execute and deliver a Joint  Written  Direction  directing  the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written  Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company.  In  disbursing  such funds,  Escrow Agent is authorized to rely upon such Joint Written  Direction  from Company and may accept any signatory  from the Company  listed on the signature page to this Agreement and any  signature  from the Investor that Escrow Agent already has on file.  Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company  shall  execute and deliver a Common Stock Joint Written Direction to Investor's  Counsel directing  Investor's  Counsel to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock  Investor's  Counsel is authorized to rely upon such Common Stock Joint Written  Direction  from Company and may accept any signatory  from the Company  listed on the signature  page to this Agreement and any signature from the Investor Investor's Counsel has on file.

      In the event the Escrow  Agent does not  receive the amount of the Advance from the  Investor,  the Escrow Agent shall notify the Company and the Investor. In the event  Investor's  Counsel does not receive the shares of Common Stock to be purchased by the Investor Investor's Counsel shall notify the Company and the Investor.

      In the event that the Escrow  Agent is advised by the  Investor's  Counsel that the Common Stock has not been received  from the Company,  in no event will the Escrow  Funds be released to the Company  until such shares are  received by the Investor's Counsel.  For purposes of this Agreement,  the term "Common Stock certificates"  shall mean Common Stock  certificates to be purchased pursuant to the respective Advance Notice pursuant to the Equity Line of Credit Agreement.

      6.  COLLECTION PROCEDURE.  The Escrow Agent is hereby authorized to forward each wire for  collection  and,  upon  collection  of the  proceeds of each wire deposit the collected proceeds in the Escrow Account.

      Any wires  returned  unpaid to the Escrow  Agent  shall be returned to the Investor.  In such cases,  the Escrow Agent will promptly  notify the Company of such return.

      7.  SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.
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          a. ESCROW AGENT. If at any time, there shall exist any dispute between the Company  and the  Investor  with  respect to holding or  disposition  of any portion of the Escrow Funds or any other  obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to  determine,  to Escrow  Agent's sole satisfaction,  the proper  disposition  of any  portion  of the Escrow  Funds or Escrow Agent's proper actions with respect to its obligations  hereunder,  or if the parties have not within  thirty (30) days of the  furnishing by Escrow Agent of a notice of resignation  pursuant to Section 9 hereof,  appointed a successor Escrow Agent to act  hereunder,  then Escrow Agent may, in its sole  discretion, take either or both of the following actions:

             i. Suspend the  performance  of any of its  obligations  (including without  limitation any  disbursement  obligations)  under this Escrow Agreement until such dispute or uncertainty  shall be resolved to the sole satisfaction of Escrow Agent or until a successor  Escrow Agent shall be appointed  (as the case may be);  provided  however,  Escrow  Agent shall  continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

             ii. petition  (by  means of  an  interpleader  action  or any other appropriate method) any court of competent  jurisdiction in any venue convenient to Escrow Agent, for  instructions  with respect to such dispute or uncertainty, and to the  extent  required  by law,  pay into  such  court,  for  holding  and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds,  after deduction and payment to Escrow Agent of all fees and expenses  (including  court costs and attorneys'  fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

             iii. Escrow  Agent shall  have no  liability  to the  Company,  the Investor,  or any person with respect to any such  suspension of  performance or disbursement  into  court,  specifically  including  any  liability  or  claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the  disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

           b. INVESTOR'S  COUNSEL. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or  disposition  of any portion of the shares of Common Stock or any other obligations of Investor's Counsel hereunder,  or if at any time Investor's Counsel is unable to determine, to Investor's Counsel's sole satisfaction, the proper disposition of any portion of the  shares of Common  Stock or  Investor's  Counsel's  proper  actions  with respect to its obligations  hereunder,  then Investor's Counsel may, in its sole discretion, take either or both of the following actions:

             i. suspend the  performance  of any of its  obligations  (including without  limitation any  disbursement  obligations)  under this Escrow Agreement until such dispute or uncertainty  shall be resolved to the sole satisfaction of Investor's Counsel or until a successor shall be appointed (as the case may be); and/or

             ii. petition  (by  means of  an  interpleader  action  or any other appropriate method) any court of competent  jurisdiction in any venue convenient to  Investor's  Counsel,  for  instructions  with  respect  to such  dispute  or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all shares of the  Company's  Common  Stock funds held by it, after  deduction  and payment to Investor's  Counsel  of  all  fees  and  expenses  (including  court  costs  and attorneys'  fees)  payable  to,  incurred  by, or  expected  to be  incurred  by Investor's Counsel in connection with performance of its duties and the exercise of its rights hereunder.

             iii. Investor's Counsel shall have no liability to the Company, the Investor,  or any person with respect to any such  suspension of  performance or disbursement  into  court,  specifically  including  any  liability  or  claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the release of shares of the Company's Common Stock or any delay in with respect to any other action required or requested of Investor's Counsel.

      8.  INVESTMENT OF ESCROW FUNDS.  The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

      If Escrow  Agent has not  received a Joint  Written  Direction at any time that an investment  decision must be made,  Escrow Agent shall invest the Escrow Fund, or such portion thereof,  as to which no Joint Written  Direction has been received,  in investments  described above. The foregoing  investments  shall be made by the Escrow Agent.  Notwithstanding  anything to the contrary  contained, Escrow Agent may,  without  notice to the parties,  sell or liquidate any of the foregoing  investments at any time if the proceeds  thereof are required for any release of funds permitted or required hereunder,  and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation.

      9.  RESIGNATION AND REMOVAL OF ESCROW AGENT.  Escrow Agent may resign from the performance of its duties  hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties,  acting jointly,  by furnishing a Joint Written Direction to Escrow Agent,  at any time by the  giving of ten (10)  days'  prior  written  notice to Escrow Agent as provided  herein below.  Upon any such notice of  resignation or removal,  the  representatives  of the  Investor and the Company  identified  in Sections 15a.(iv) and 15b.(iv),  below, jointly shall appoint a successor Escrow Agent  hereunder,  which  shall be a  commercial  bank,  trust  company or other financial  institution  with  a  combined  capital  and  surplus  in  excess  of $10,000,000.00.  Upon the  acceptance  in writing of any  appointment  of Escrow Agent hereunder by a successor  Escrow Agent,  such successor Escrow Agent shall thereupon succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring Escrow Agent,  and the retiring Escrow Agent shall be discharged  from its duties and  obligations  under this Escrow  Agreement,  but shall not be  discharged  from any  liability  for actions taken as Escrow Agent hereunder  prior  to  such   succession.   After  any  retiring  Escrow  Agent's

resignation or removal,  the provisions of this Escrow  Agreement shall inure to its  benefit as to any  actions  taken or omitted to be taken by it while it was Escrow  Agent under this  Escrow  Agreement.  The  retiring  Escrow  Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent,  after making copies of such records as the retiring  Escrow Agent deems  advisable and after  deduction and payment to the retiring  Escrow  Agent of all fees and  expenses  (including court costs and  attorneys'  fees)  payable to,  incurred  by, or expected to be incurred by the retiring  Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

      10. LIABILITY OF ESCROW AGENT.
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          a. Escrow Agent shall have no liability or obligation  with respect to the  Escrow  Funds  except  for  Escrow  Agent's  willful  misconduct  or  gross negligence.  Escrow Agent's sole  responsibility  shall be for the  safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this  Agreement.  Escrow Agent shall have no implied duties or  obligations  and shall not be charged with  knowledge or notice or any fact or  circumstance  not specifically  set forth herein.  Escrow Agent may rely upon any instrument,  not only as to its due  execution,  validity and  effectiveness,  but also as to the truth and  accuracy of any  information  contained  therein,  which Escrow Agent shall in good faith  believe to be genuine,  to have been signed or presented by the person or parties  purporting to sign the same and conform to the provisions of this  Agreement.  In no event shall  Escrow  Agent be liable for  incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any  proceeding  in connection with the Escrow  Funds,  any account in which Escrow Funds are  deposited,  this Agreement or the Equity Line of Credit Agreement,  or to appear in, prosecute or defend any such legal  action or  proceeding.  Escrow  Agent may  consult  legal counsel  selected  by  it  in  any  event  of  any  dispute  or  question  as to construction  of any of the provisions  hereof or of any other  agreement or its duties  hereunder,  or relating to any dispute  involving any party hereto,  and shall  incur no  liability  and shall be fully  indemnified  from any  liability whatsoever  in acting in  accordance  with the opinion or  instructions  of such counsel.  The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

          b. The Escrow Agent is hereby authorized,  in its sole discretion,  to comply with orders  issued or process  entered by any court with  respect to the Escrow  Funds,  without  determination  by the  Escrow  Agent  of  such  court's jurisdiction  in the matter.  If any portion of the Escrow  Funds is at any time attached,  garnished  or  levied  upon  under any  court  order,  or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order,  or in any case any order  judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel  selected by it,  binding upon it,  without the need for appeal or other action;  and if the Escrow Agent  complies with any such  order,  writ,  judgment  or  decree,  it shall not be liable to any of the parties  hereto  or to any other  person or entity by reason of such  compliance even though such order,  writ judgment or decree may be  subsequently  reversed, modified, annulled, set aside or vacated.

      11. LIABILITY OF INVESTOR'S COUNSEL.
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          a. Notwithstanding any liability attributable to Investor's Counsel as counsel  to  the  Investor,  Investor's  Counsel  shall  have  no  liability  or obligation  with respect to the shares of the Company's  Common Stock except for Investor's   Counsel's  willful  misconduct  or  gross  negligence.   Investor's Counsel's sole  responsibility  shall be for the  safekeeping and release of the shares  of the  Company's  Common  Stock in  accordance  with the  terms of this Agreement.  Investor's  Counsel shall have no implied duties or obligations  and shall not be charged with  knowledge or notice or any fact or  circumstance  not specifically set forth herein.  Investor's Counsel may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and  accuracy  of any  information  contained  therein,  which  Investor's Counsel  shall in good  faith  believe  to be  genuine,  to have been  signed or presented  by the person or parties  purporting  to sign the same and conform to the provisions of this Agreement. In no event shall Investor's Counsel be liable for  incidental,  indirect,  special,  and  consequential  or punitive  damages. Investor's  Counsel  shall not be obligated to take any legal action or commence any proceeding in connection with the shares of the Company's  Common Stock, any account in which shares of Common Stock are deposited and this Agreement,  or to appear in,  prosecute or defend any such legal action or proceeding.  Investor's Counsel may consult legal counsel  selected by it in any event of any dispute or question  as to  construction  of any of the  provisions  hereof or of any other agreement  or its duties  hereunder,  or relating to any dispute  involving  any party hereto,  and shall incur no liability and shall be fully  indemnified from any  liability   whatsoever  in  acting  in  accordance   with  the  opinion  or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand,  the  reasonable  fees and expenses of any such counsel.

          b. Investor's Counsel is hereby authorized, in its sole discretion, to comply with orders  issued or process  entered by any court with  respect to the shares of the Company's Common Stock,  without  determination by Butler Gonzalez of such court's  jurisdiction in the matter. If any portion of the shares of the Company's Common Stock are at any time attached,  garnished or levied upon under any court order,  or in case the payment,  assignment,  transfer,  conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order  judgment or decree  shall be made or entered by any court affecting  such  property or any part thereof,  then and in any such event,  the Investor's  Counsel  is  authorized,  in its sole  discretion,  to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel  selected by it,  binding upon it,  without the need for appeal or other action; and if Investor's  Counsel complies with any such order, writ,  judgment or decree,  it shall not be liable to any of the parties  hereto or to any other person or entity by reason of such  compliance  even  though  such  order,  writ judgment or decree may be subsequently reversed,  modified,  annulled, set aside or vacated.

      12. INDEMNIFICATION OF ESCROW AGENT.  From and at all times after the date of this  Agreement,  the parties  jointly and severally,  shall,  to the fullest extent  permitted by law and to the extent provided  herein,  indemnify and hold harmless Escrow Agent and each director, officer, employee,  attorney, agent and affiliate of Escrow Agent (collectively,  the "INDEMNIFIED PARTIES") against any and all actions,  claims (whether or not valid), losses,  damages,  liabilities, costs  and  expenses  of  any  kind  or  nature  whatsoever  (including  without limitation  reasonable  attorney's  fees,  costs and  expenses)  incurred  by or asserted against any of the Indemnified  Parties from and after the date hereof, whether direct, indirect or consequential,  as a result of or arising from or in any way relating to any claim,  demand,  suit, action, or proceeding  (including any inquiry or  investigation) by any person,  including without  limitation the parties to this Agreement,  whether  threatened or initiated,  asserting a claim for any legal or  equitable  remedy  against  any  person  under any  statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or  equitable  cause or  otherwise,  arising  from or in connection with the negotiation,  preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such  Indemnified  Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no  Indemnified  Party  shall  have the right to be  indemnified  hereunder  for liability finally determined by a court of competent jurisdiction, subject to no further  appeal,  to have resulted  solely from the gross  negligence or willful misconduct  of such  Indemnified  Party.  If any such  action or claim  shall be brought or asserted against any Indemnified  Party, such Indemnified Party shall promptly notify the Company and the Investor  hereunder in writing,  and the and the Company  shall  assume the defense  thereof,  including  the  employment  of counsel and the payment of all expenses.  Such  Indemnified  Party shall, in its sole discretion,  have the right to employ separate counsel (who may be selected by such  Indemnified  Party in its sole  discretion)  in any such  action and to participate and to participate in the defense thereof, and the fees and expenses of such  counsel  shall  be paid by such  Indemnified  Party,  except  that  the Investor  and/or the  Company  shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses,  or (b) the Investor  and/or the Company  shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such  Indemnified  Party, to employ counsel  reasonably  satisfactory  to the  Indemnified  Party in any such action or proceeding,  (c) the Investor and the Company are the plaintiff in any such  action or  proceeding  or (d) the named or  potential  parties to any such action or proceeding  (including any potentially impleaded parties) include both Indemnified  Party the Company and/or the Investor and  Indemnified  Party shall have been  advised  by  counsel  that  there may be one or more  legal  defenses available to it which are different from or additional to those available to the Company or the  Investor.  The  Investor  and the  Company  shall be jointly and severally  liable to pay fees and expenses of counsel  pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing.  All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing  sentence shall be paid from time to time as incurred,  both in advance of and after the final  disposition of such action or claim.  The  obligations  of the parties under this section shall survive any termination of this  Agreement,  and  resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

      13. INDEMNIFICATION OF INVESTOR'S COUNSEL. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent  permitted by law and to the extent provided  herein,  indemnify and hold harmless  Investor's  Counsel and each  partner,  director,  officer,  employee, attorney,   agent  and  affiliate  of  Investor's  Counsel  (collectively,   the "INDEMNIFIED  PARTIES")  against  any and all  actions,  claims  (whether or not valid), losses, damages,  liabilities,  costs and expenses of any kind or nature whatsoever  (including without limitation  reasonable attorney's fees, costs and expenses)  incurred by or asserted  against any of the Indemnified  Parties from and after the date  hereof,  whether  direct,  indirect or  consequential,  as a result of or arising  from or in any way  relating to any claim,  demand,  suit, action,  or proceeding  (including any inquiry or  investigation) by any person, including without  limitation the parties to this Agreement,  whether threatened or initiated,  asserting a claim for any legal or equitable  remedy  against any person  under any  statute or  regulation,  including,  but not  limited to, any federal or state  securities laws, or under any common law or equitable cause or otherwise,  arising from or in  connection  with the  negotiation,  preparation, execution,  performance  or  failure of  performance  of this  Agreement  or any transaction  contemplated herein, whether or not any such Indemnified Party is a party to any such action or  proceeding,  suit or the target of any such inquiry or investigation;  provided,  however,  that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent  jurisdiction,  subject to no further appeal,  to have resulted solely from the gross negligence or willful  misconduct of such  Indemnified  Party. If any such action or claim shall be brought or  asserted  against any  Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing,  and the Investor and the Company shall assume the defense thereof,  including  the  employment of counsel and the payment of all expenses. Such Indemnified  Party shall, in its sole discretion,  have the right to employ separate  counsel  (who may be  selected by such  Indemnified  Party in its sole discretion)  in any such action and to  participate  and to  participate  in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the  Investor  or the  Company  agree to pay such fees and  expenses,  or (b) the Investor  and/or the Company  shall fail to assume the  defense of such  action or  proceeding  or shall  fail,  in the sole discretion of such Indemnified Party, to employ counsel reasonably  satisfactory to the Indemnified Party in any such action or proceeding,  (c) the Investor and the Company are the  plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded  parties)  include  both  Indemnified  Party the  Company  and/or  the Investor and the Indemnified Party shall have been advised by counsel that there may be one or more legal  defenses  available to it which are different  from or additional to those  available to the Company or the Investor.  The Investor and the Company  shall be jointly and  severally  liable to pay fees and expenses of counsel  pursuant to the preceding  sentence,  except that any obligation to pay under  clause (a) shall apply only to the party so  agreeing.  All such fees and expenses  payable by the Company  and/or the Investor  pursuant to the foregoing sentence  shall be paid from time to time as  incurred,  both in  advance of and after the final  disposition  of such action or claim.  The  obligations  of the parties under this section shall survive any termination of this Agreement.

      14. EXPENSES  OF ESCROW  AGENT.  Except as  set  forth in  Section  12 the Company shall  reimburse  Escrow Agent for all of its  reasonable  out-of-pocket expenses,  including  attorneys' fees, travel expenses,  telephone and facsimile transmission  costs,  postage  (including  express mail and  overnight  delivery charges),   copying  charges  and  the  like.  All  of  the   compensation   and reimbursement  obligations  set forth in this  Section  shall be  payable by the Company,  upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any  termination of this Agreement and the  resignation or removal of Escrow Agent.

      15. WARRANTIES.
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          a. The Investor makes the following  representations and warranties to the Escrow Agent and Investor's Counsel:

             i. The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

             ii. This  Agreement has been duly approved by all necessary  action of the Investor,  including any necessary approval of the limited partner of the Investor,  has been  executed  by duly  authorized  officers  of the  Investor's general partner, enforceable in accordance with its terms.

             iii. The execution,  delivery,  and  performance of the Investor of this  Agreement  will not violate,  conflict  with, or cause a default under the agreement  of  limited  partnership  of  the  Investor,  any  applicable  law or regulation,  any  court  order or  administrative  ruling or degree to which the Investor  is a  party  or any of its  property  is  subject,  or any  agreement, contract, indenture, or other binding arrangement.

             iv.  Mark  A.  Angelo  has  been  duly  appointed  to  act  as  the representative  of  Investor  hereunder  and has full  power  and  authority  to execute,  deliver, and perform this Agreement,  to execute and deliver any Joint Written Direction,  to amend,  modify, or waive any provision of this Agreement, and to take any and all other  actions as the  Investor's  representative  under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

             v. No party other than the parties  hereto have, or shall have, any lien,  claim or security  interest in the Escrow Funds or any part  thereof.  No financing  statement  under  the  Uniform  Commercial  Code  is on  file  in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

             vi.  All of the  representations  and  warranties  of the  Investor contained  herein are true and  complete  as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

          b. The Company makes the following  representations  and warranties to Escrow Agent, the Investor and Investor's Counsel:

             i. The Company is a corporation duly organized,  validly  existing, and in good standing  under the laws of the State of Nevada,  and has full power and  authority  to  execute  and  deliver  this  Agreement  and to  perform  its obligations hereunder.

             ii.  This  Agreement  has  been  duly  approved  by  all  necessary corporate action of the Company,  including any necessary  shareholder approval, has been executed by duly  authorized  officers of the Company,  enforceable  in accordance with its terms.

             iii. The  execution,  delivery,  and  performance by the Company of this Escrow  Agreement is in accordance with the Equity Line of Credit Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation  or bylaws of the Company,  any applicable law or regulation,  any court order or  administrative  ruling or decree to which the Company is a party or any of its property is subject,  or any agreement,  contract,  indenture,  or other binding arrangement.

             iv.  Brian  MacDonald  has  been  duly  appointed  to  act  as  the representative  of the Company  hereunder  and has full power and  authority  to execute,  deliver, and perform this Agreement,  to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's  Representative under this Agreement, all without  further consent or direction from, or notice to, the Company or any other party.

             v. No party other than the  parties  hereto  shall have,  any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement  under  the  Uniform  Commercial  Code is on file in any  jurisdiction claiming  a  security  interest  in  or  describing  (whether   specifically  or generally) the Escrow Funds or any part thereof.

             vi.  All of  the  representations  and  warranties  of the  Company contained  herein are true and  complete  as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

      16. CONSENT TO JURISDICTION  AND VENUE. In the event that any party hereto commences  a  lawsuit  or other  proceeding  relating  to or  arising  from this Agreement,  the parties  hereto agree that the United States  District Court for the District of New Jersey shall have the sole and exclusive  jurisdiction  over any  such   proceeding.   If  all  such  courts  lack  federal   subject  matter jurisdiction,  the parties agree that the Superior Court Division of New Jersey, Chancery  Division of Essex County shall have sole and  exclusive  jurisdiction. Any of these  courts  shall be proper  venue for any such  lawsuit  or  judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the  jurisdiction  of any of the courts specified  herein  and agree to accept the  service of process to vest  personal jurisdiction over them in any of these courts.

      17. NOTICE.  All notices and other  communications  hereunder  shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid,  when delivered  personally,  one (1) day delivered  to  any  overnight   courier,   or  when   transmitted  by  facsimile transmission and addressed to the party to be notified as follows:

If to Investor, to:	Cornell Capital Partners, LP
101 Hudson Street - Suite 3606
Jersey City, New Jersey 07302
Attention: Mark Angelo
Facsimile: (201) 985-8266

With copy to:	Butler Gonzalez LLP
1000 Stuyvesant Avenue - Suite 6
Union, New Jersey 07083
Attention: David Gonzalez, Esq.
Facsimile: (908) 810-0973

If to Company, to:	CYBERLUX CORPORATION
50 Orange Road
PO BOX 2010
Pinehurst, NC 28370-2010
Attention: Donald Evans
Telephone: (910) 235-0066
Facsimile: (910) 235-0933

With a copy to:	John Ringo, Esq.
241 Lamplighter Lane
Marietta, GA 30067
Telephone: (770) 952-1904
Facsimile: (770) 952-0894

With a copy to:	Seth A. Farbman, P.C.
Seth A. Farbman, Esq.
301 Eastwood Road
Woodmere, New York 11598
Telephone: 516-569-6089
Facsimile: 516-569-6084

If to the Escrow Agent, to:	First Union National Bank,
407 Main Street
Metuchen, New Jersey 08840
Attention: Robert Mercado
CarmelaAgugliaro
Facsimile: (732) 548-5973

      Or to such other  address as each party may  designate  for itself by like notice.

      18. AMENDMENTS  OR  WAIVER.  This  Agreement  may   be  changed,   waived, discharged or terminated  only by a writing  signed by the parties of the Escrow Agent.  No delay or omission by any party in  exercising  any right with respect hereto  shall  operate  as  waiver.  A waiver on any one  occasion  shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

      19.  SEVERABILITY.  To the  extent  any  provision  of this  Agreement  is prohibited  by  or  invalid  under  applicable  law,  such  provision  shall  be ineffective  to  the  extent  of  such  prohibition,   or  invalidity,   without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      20.  GOVERNING LAW. This Agreement  shall be construed and  interpreted in accordance  with the  internal  laws of the State of New Jersey  without  giving effect to the conflict of laws principles thereof.

      21. ENTIRE  AGREEMENT.  This Agreement  constitutes  the entire  Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the  obligations and duties of the Escrow Agent with respect to the Escrow Funds.

      22. BINDING EFFECT.  All of the terms of this  Agreement,  as amended from time to time,  shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

      23.  EXECUTION  OF  COUNTERPARTS.  This  Agreement  and any Joint  Written Direction  may be  executed  in  counter  parts,  which when so  executed  shall constitute one and same agreement or direction.

      24.  TERMINATION.  Upon the  first to  occur  of the  disbursement  of all amounts  in the  Escrow  Funds  pursuant  to  Joint  Written  Directions  or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof,  this Agreement  shall  terminate and Escrow Agent shall have no further obligation or liability  whatsoever with respect to this Agreement or the Escrow Funds.

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      IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

CYBERLUX CORPORATION

By: /S/ Donald Evans
----------------------------
Name: Donald Evans
Title: CEO

FIRST UNION NATIONAL BANK

By: /s/ Robert Mercado
----------------------------
Name: Robert Mercado
Title: As the Escrow Agent

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark A. Angelo
----------------------------
Name: Mark A. Angelo
Title: Portfolio Manager

BUTLER GONZALEZ LLP

By: /s/ David Gonzalez
----------------------------
Name: David Gonzalez, Esq.
Title: Partner